Exhibit 99.2

Appendix 4C

Quarterly report for entities

admitted on the basis of commitments

Rule 4.7B

Appendix 4C (Amended)

Quarterly report

for entities admitted

on the basis of commitments

Introduced 31/3/2000. Amended 24/10/2005

Explanatory Note

Unilife Corporation (the “Company,” “we,” “our” or “us”) is filing this Amended Appendix 4C for the fiscal quarter ended 30 June 2016.

On 8 May 2016, the Company announced an investigation into violations of the Company’s policies and procedures and possible violations of law and regulation by the Company’s former Chief Executive Officer, Alan Shortall, whose employment with the Company ceased on 11 March 2016, and its former Chairman, Jim Bosnjak, who resigned from the Company’s Board of Directors (the “Board”) on 24 August 2015 (the “Investigation”).

The Investigation identified certain related party and other transactions which the Company had not previously publicly disclosed or recorded in its financial statements. This amendment is being made to correct immaterial errors in the previously reported Appendix 4C.

Mr. Shortall deposited $2,264,475 (the “Shortall Funds”) of his own funds into the Company’s bank account on 29 June 2015 and then caused the Company to disburse from the Shortall Funds $1,351,553 to third parties to complete Mr. Shortall’s purchase of his new home on 23 July 2015, and the remainder back to himself on 28 July 2015.

This Amended Appendix 4C is being filed to correct the immaterial errors discovered as a result of the Investigation to:

•	record the related party restricted cash balance equal to the Shortall Funds ($2,264,475) and the same amount as due to a related party within the Cash flows related to operating activities section of the Company’s Consolidated statement of cash flows;

•	identify the Related Party Transactions as related party transactions and to add disclosure regarding the same.

For further information, refer to the Company’s Annual Report on Form 10-K/A for the fiscal year ended 30 June 2015 which was amended to correct these immaterial misstatements.

In addition, for the fiscal quarter ended 30 June 2016, the amount previously disclosed as payments for acquisition of physical non-current assets was decreased by $1,578,000 as a result of the asset impairment charge that was recorded subsequent to the filing of the Appendix 4C and the amount previously disclosed as payments for other working capital was increased by a corresponding amount. For further information, refer to the Company’s Annual Report on Form 10-K for the fiscal year ended 30 June 2016.

Appendix 4C

Quarterly report for entities

admitted on the basis of commitments

Name of entity

UNILIFE CORPORATION

ARBN	Quarter ended (“current quarter”)
141 042 757	30 June 16

Consolidated statement of cash flows

Cash flows related to operating activities			Current quarter $US’000	Year to date (12 months) $US’000
1.1		Receipts from customers	169	42,726
1.2	Payments for	(a) staff costs	(5,631)	(27,499)
		(b) advertising and marketing	(8)	(202)
		(c) research and development	(2,825)	(16,410)
		(d) leased assets	(297)	(1,301)
		(e) other working capital	(6,684)	(21,635)
1.3		Dividends received	—	—
1.4		Interest and other items of a similar nature received	5	(59)
1.5		Interest and other costs of finance paid	(221)	(4,229)
1.6		Income taxes paid	—	—
1.7		Other – Due to related party	—	(2,264)

		Net operating cash flows	(15,492)	(30,873)

+ See chapter 19 for defined terms.

Appendix 4C Page 2	30/9/2001

Appendix 4C

Quarterly report for entities

admitted on the basis of commitments

		Current quarter $US’000	Year to date (12 months) $US’000
1.8	Net operating cash flows (carried forward)	(15,492)	(30,873)

	Cash flows related to investing activities
1.9	Payment for acquisition of:
	(a) businesses (item 5)	—	—
	(b) equity investments	—	—
	(c) intellectual property	—	—
	(d) physical non-current assets	(6,765)	(17,322)
	(e) other non-current assets	—	—
1.10	Proceeds from disposal of:
	(a) businesses (item 5)	—	—
	(b) equity investments	—	—
	(c) intellectual property	—	—
	(d) physical non-current assets	—	—
	(e) other non-current assets	—	—
1.11	Loans to other entities	—	—
1.12	Loans repaid by other entities	—	—
1.13	Other (provide details if material)	—	—

	Net investing cash flows	(6,765)	(17,322)

1.14	Total operating and investing cash flows	(22,257)	(48,195)

	Cash flows related to financing activities
1.15	Proceeds from issues of shares, options, etc	—	16,559
1.16	Proceeds from sale of forfeited shares	—	—
1.17	Proceeds from borrowings	—	40,600
1.18	Repayment of borrowings	(327)	(2,465)
1.19	Dividends paid	—	(280)
1.20	Other (provide details if material) – Restricted shares forfeited in lieu of payroll taxes and payment of financing costs	—	(2,060)

	Net financing cash flows	(327)	52,354

	Net (drecrease) increase in cash held	(22,584)	4,159
1.21	Cash at beginning of quarter/year to date	43,693	16,967
1.22	Exchange rate adjustments	(7)	(24)

1.23	Cash at end of quarter (note 1)	21,102	21,102

+ See chapter 19 for defined terms.

30/9/2001	Appendix 4C Page 3

Appendix 4C

Quarterly report for entities

admitted on the basis of commitments

Payments to directors of the entity and associates of the directors

Payments to related entities of the entity and associates of the related entities

		Current quarter $US’000
1.24	Aggregate amount of payments to the parties included in item 1.2	130
1.25	Aggregate amount of loans to the parties included in item 1.11	—

1.26	Explanation necessary for an understanding of the transactions

	Included in the above is directors’ fees ($100K); and fees to a company associated with a director that is providing company secretarial, accounting and administrative services in order to maintain compliance with Australian regulations ($30K).

Non-cash financing and investing activities

2.1	Details of financing and investing transactions which have had a material effect on consolidated assets and liabilities but did not involve cash flows

Nil during the quarter

2.2	Details of outlays made by other entities to establish or increase their share in businesses in which the reporting entity has an interest

Nil during the quarter

Financing facilities available

Add notes as necessary for an understanding of the position. (See AASB 1026 paragraph 12.2).

		Amount available $US’000	Amount used $US’000
3.1	Loan facilities	112,869	112,869
3.2	Credit standby arrangements	—	—

+ See chapter 19 for defined terms.

Appendix 4C Page 4	30/9/2001

Appendix 4C

Quarterly report for entities

admitted on the basis of commitments

Reconciliation of cash

Reconciliation of cash at the end of the quarter (as shown in the consolidated statement of cash flows) to the related items in the accounts is as follows.		Current quarter $US’000	Previous quarter $US’000
4.1	Cash on hand and at bank	18,429	41,326
4.2	Deposits at call	2,673	2,367
4.3	Bank overdraft	—	—
4.4	Other (Term Deposit)	—	—

	Total: cash at end of quarter (item 1.23)	21,102	43,693

4.5	Explanation necessary for an understanding of the transactions

	Restricted cash of $2,400K is included in 4.2 Deposits at call of $2,673K in the current quarter which fully secures a related borrowing.

Acquisitions and disposals of business entities

		Acquisitions (Item 1.9(a))	Disposals (Item 1.10(a))
5.1	Name of entity		—
5.2	Place of incorporation or registration		—
5.3	Consideration for acquisition or disposal		—

5.4	Total net assets		—

5.5	Nature of business		—

+ See chapter 19 for defined terms.

30/9/2001	Appendix 4C Page 5

Appendix 4C

Quarterly report for entities

admitted on the basis of commitments

Compliance statement

1	This statement has been prepared under accounting policies which comply with accounting standards as defined in the Corporations Act (except to the extent that information is not required because of note 2) or other standards acceptable to ASX.

2	This statement gives a true and fair view of the matters disclosed.

Sign here:		Date: 31 October 2016
(President and Chief Executive Officer)

Print name:	John Ryan

+ See chapter 19 for defined terms.

Appendix 4C Page 6	30/9/2001

Appendix 4C

Quarterly report for entities

admitted on the basis of commitments

Notes

1.	The quarterly report provides a basis for informing the market how the entity’s activities have been financed for the past quarter and the effect on its cash position. An entity wanting to disclose additional information is encouraged to do so, in a note or notes attached to this report.

2.	The definitions in, and provisions of, AASB 1026: Statement of Cash Flows apply to this report except for the paragraphs of the Standard set out below.

• 6.2	- reconciliation of cash flows arising from operating activities to operating profit or loss

• 9.2	- itemised disclosure relating to acquisitions

• 9.4	- itemised disclosure relating to disposals

• 12.1(a)	- policy for classification of cash items

• 12.3	- disclosure of restrictions on use of cash

• 13.1	- comparative information

3.	Accounting Standards. ASX will accept, for example, the use of International Accounting Standards for foreign entities. If the standards used do not address a topic, the Australian standard on that topic (if any) must be complied with.

+ See chapter 19 for defined terms.

30/9/2001	Appendix 4C Page 7